UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)

(952) 368-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2024, (i) Jeffrey L. Edwards notified Lifecore Biomedical, Inc. (the “Company”) that he has elected not to stand for re-election to serve as a director of the Board of Directors of the Company (the “Board”) at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”), and (ii) Ray Diradoorian notified the Company that he intends to resign as a director of the Board effective as of immediately prior to the Annual Meeting. Each director’s decision was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.08    Shareholder Director Nominations.

On September 23, 2024, the Board established November 7, 2024 as the date of the Annual Meeting. The Annual Meeting date, the record date for the Annual Meeting and detailed information regarding the proposals to be presented at the Annual Meeting will be set forth in the Company’s Definitive Proxy Statement on Schedule 14A to be filed with the Securities and Exchange Commission (“SEC”). Since the Annual Meeting will take place more than 30 days from the anniversary of the Company’s 2023 annual stockholder meeting (the “2023 Annual Meeting”), the due dates for the submission of any qualified shareholder proposal or qualified shareholder nominations under applicable SEC rules and our Amended and Restated Bylaws (the “Bylaws”) listed in our Definitive Proxy Statement on Schedule 14A for the 2023 Annual Meeting, which was filed with the SEC on July 19, 2024, are no longer applicable. Such nominations or proposals, including pursuant to Rule 14a-8 or Rule 14a-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise, are now due to be received by the Company no later than October 3, 2024 and must comply with all of the applicable requirements set forth in the rules and regulations under the Exchange Act, the Bylaws and the applicable laws of the State of Delaware. Notices should be sent to the Company’s Secretary at the following address: Lifecore Biomedical, Inc., Attn: Secretary, 3515 Lyman Blvd., Chaska, MN 55318.

In addition to complying with this deadline, stockholder nominations or proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with the Bylaws, all applicable rules and regulations promulgated by the SEC under the Exchange Act, including the additional requirements of Rule 14a-19(b) under the Exchange Act, and the applicable laws of the state of Delaware.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2024

LIFECORE BIOMEDICAL, INC.

By:	/s/ Ryan D. Lake
Ryan D. Lake
Chief Financial Officer